                                                                               .
                                                                               .
                                                                               .

                                   EXHIBIT 21
                                  SUBSIDIARIES

NAME                              JURISDICTION OF INCORPORATION
-----                             -----------------------------
United Bank & Trust                          Michigan
United Bank & Trust - Washtenaw              Michigan


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